Exhibit 10.1

Execution Version

This TENTH AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Amendment”) dated as of May 31, 2023, is among: VIPER ENERGY PARTNERS LLC, a Delaware limited liability company (the “Borrower”); VIPER ENERGY PARTNERS LP, a Delaware limited partnership (the “Parent Guarantor”); each of the Lenders, as such term is defined in the Credit Agreement referred to below, party hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Senior Secured Revolving Credit Agreement, dated as of July 20, 2018 (as amended and supplemented prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The parties hereto desire to enter into this Amendment to, among other things, (1) evidence the increase by the Lenders of the Borrowing Base from $580,000,000 to $1,000,000,000 in respect to the May 1, 2023 Scheduled Redetermination as set forth in Section 3 hereof, effective as of the Amendment Effective Date (as defined below), (2) evidence the increase in the Aggregate Elected Commitment Amounts from $500,000,000 to $750,000,000 as set forth in Section 3 hereof and (3) amend the Credit Agreement as set forth in Section 2 hereof, effective as of the Amendment Effective Date.
C.    Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:
2.1    Amendments to Section 1.02.
(a)    The following definitions are hereby amended and restated in their entirety to read as follows:
“Aggregate Elected Commitment Amounts” at any time shall equal the sum of the Elected Commitments, as the same may be increased, reduced, or terminated pursuant to Section 2.06(b). As of the Tenth Amendment Effective Date, the Aggregate Elected Commitments are $750,000,000.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Notes, the Letter

of Credit Agreements, the Letters of Credit and the Security Instruments and certain Existing Loan Documents as provided in Section 2.02(e).
(b)    The following definitions are hereby added where alphabetically appropriate to read as follows:
“Tenth Amendment” means that certain Tenth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of the Tenth Amendment Effective Date, by and among the Borrower, the Parent Guarantor, the Administrative Agent, and the Lenders party thereto.
“Tenth Amendment Effective Date” means May 31, 2023.
2.2    Amendment to Annex I. Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto, and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement effective as of the Amendment Effective Date. After giving effect to this Amendment and any Loans made on the Amendment Effective Date, (a) each Lender who holds Loans in an aggregate amount less than its Applicable Percentage of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage, (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage of the aggregate Revolving Credit Exposure of all Lenders and (d) each Lender hereby waives any break funding payments owing to such Lender that are required under Section 5.02 of the Credit Agreement as a result of the Loans and adjustments described in this Section 2.2.
Section 3.    Borrowing Base Increase, Aggregate Elected Commitment Amounts Increase and Aggregate Maximum Credit Amounts.
(a)    In reliance on the covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Administrative Agent and the Lenders hereby agree that the Borrowing Base is hereby increased from $580,000,000 to $1,000,000,000 effective as of the Amendment Effective Date, and such increased Borrowing Base shall remain in effect until the next Scheduled Redetermination, Interim Redetermination, or other redetermination or adjustment of the Borrowing Base thereafter, whichever occurs first pursuant to the terms of the Credit Agreement. The Borrower, the Administrative Agent and the Lenders hereby agree that the redetermination of the Borrowing Base provided for in this Section 3 shall constitute the Scheduled Redetermination scheduled for May 1, 2023 for purposes of Section 2.07(b) of the Credit Agreement. This Section 3 constitutes a New Borrowing Base Notice received by the Borrower in accordance with Section 2.07(d) of the Credit Agreement. The new Borrowing Base determined pursuant to this Section 3 shall become effective as of the Amendment Effective Date, notwithstanding the effective date that would otherwise be applicable to a redetermination pursuant to Section 2.07(d) of the Credit Agreement.
(b)    The Borrower and each Lender agree that, as of the Amendment Effective Date, (i) the Aggregate Elected Commitment Amounts are hereby increased from $500,000,000 to $750,000,000 as requested by the Borrower, effective as of the Amendment Effective Date, with each such Lender’s Elected Commitment being as set forth on Annex I to the Credit Agreement (as amended hereby) and (ii) such increase is being effectuated pursuant to this Amendment without the need for delivery of Elected Commitment Amount Increase Agreements or any other notices or certificates that may otherwise have been required pursuant to the Credit Agreement.
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Notwithstanding any conditions precedent or other requirements set forth in Section 2.06(b)(ii) of the Credit Agreement, including, without limitation, the last sentence of Section 2.06(b)(ii)(D), the new Elected Commitments established pursuant to this Section 3 shall automatically become effective as of the Amendment Effective Date.
(c)    The Aggregate Maximum Credit Amounts are unchanged by this Amendment and continue to be $2,000,000,000.
Section 4.    Conditions Precedent to Amendment Effective Date. The amendments and changes set forth in Sections 2 and 3 of this Amendment shall become effective on the date (such date, the “Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):
4.1    The Administrative Agent shall have received from each of the Lenders, the Parent Guarantor, and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person.
4.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
4.3    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.
4.4    The Administrative Agent shall have received duly executed Notes (or any amendment and restatement thereof, as the case may be and if applicable) payable to each Lender requesting a Note (or amendment and restatement thereof, as the case may be and if applicable) in a principal amount equal to its Maximum Credit Amount (as amended hereby) dated as of the Tenth Amendment Effective Date.
The Administrative Agent is hereby authorized and directed to declare the Amendment Effective Date to have occurred when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.    Miscellaneous.
5.1    Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.
5.2    Ratification and Affirmation; Representations and Warranties. Each of the Parent Guarantor and the Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly
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limited to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date; and
(ii)    no Default or Event of Default has occurred and is continuing.
5.3    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
5.4    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
5.5    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
5.6    Payment of Expenses. To the extent required pursuant to Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.
5.7    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.8    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

VIPER ENERGY PARTNERS LLC, as Borrower

By: /s/ Teresa L. Dick
Name: Teresa L. Dick
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary

VIPER ENERGY PARTNERS LP, as Parent Guarantor By: Viper Energy Partners GP LLC, its general partner

By: /s/ Teresa L. Dick
Name: Teresa L. Dick
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary

SIGNATURE PAGE
TENTH AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Michael Real
Name: Michael Real
Title: Managing Director
SIGNATURE PAGE
TENTH AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jessica Molinar
Name: Jessica Molinar
Title: Assistant Vice President
SIGNATURE PAGE
TENTH AMENDMENT TO CREDIT AGREEMENT

COMERICA BANK, as a Lender

By:	/s/ Cassandra Lucas
Name: Cassandra Lucas
Title: Vice President
SIGNATURE PAGE
TENTH AMENDMENT TO CREDIT AGREEMENT

BOKF, NA, dba BANK OF OKLAHOMA, as a Lender

By:	/s/ John Krenger
Name: John Krenger
Title: Senior Vice President
SIGNATURE PAGE
TENTH AMENDMENT TO CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jason Groll
Name: Jason Groll
Title: Vice President
SIGNATURE PAGE
TENTH AMENDMENT TO CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Komal Shah
Name: Komal Shah
Title: Authorized Signatory

By:	/s/ Michael Wagner
Name: Michael Wagner
Title: Authorized Signatory

SIGNATURE PAGE
TENTH AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:	/s/ Marc Graham
Name: Marc Graham
Title: Managing Director

SIGNATURE PAGE
TENTH AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Kyle Gruen
Name: Kyle Gruen
Title: Authorized Officer
SIGNATURE PAGE
TENTH AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

By:	/s/ Jeff Ard
Name: Jeff Ard
Title: Vice President
SIGNATURE PAGE
TENTH AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Greg Smothers
Name: Greg Smothers
Title: Director
SIGNATURE PAGE
TENTH AMENDMENT TO CREDIT AGREEMENT

TRUIST BANK, as a Lender

By:	/s/ Greg Krablin
Name: Greg Krablin
Title: Director
SIGNATURE PAGE
TENTH AMENDMENT TO CREDIT AGREEMENT

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Andrew B. Vernon
Name: Andrew Vernon
Title: Authorized Signatory
SIGNATURE PAGE
TENTH AMENDMENT TO CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
Name: Sydney G. Deenis
Title: Director
SIGNATURE PAGE
TENTH AMENDMENT TO CREDIT AGREEMENT

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment
Wells Fargo Bank, National Association	12.533333332%	$250,666,666.67	$94,000,000.00
PNC Bank, National Association	9.066666667%	$181,333,333.33	$68,000,000.00
Truist Bank	9.066666667%	$181,333,333.33	$68,000,000.00
Bank of America, N.A.	7.466666667%	$149,333,333.33	$56,000,000.00
Barclays Bank PLC	7.466666667%	$149,333,333.33	$56,000,000.00
Capital One, National Association	7.466666667%	$149,333,333.33	$56,000,000.00
Citibank, N.A.	7.466666667%	$149,333,333.33	$56,000,000.00
Goldman Sachs Bank USA	7.466666667%	$149,333,333.33	$56,000,000.00
JPMorgan Chase Bank, N.A.	7.466666667%	$149,333,333.33	$56,000,000.00
The Bank of Nova Scotia, Houston Branch	7.466666667%	$149,333,333.33	$56,000,000.00
BOKF, N.A. dba Bank of Oklahoma	6.133333333%	$122,666,666.68	$46,000,000.00
Comerica Bank	6.133333333%	$122,666,666.68	$46,000,000.00
Credit Suisse AG, Cayman Islands Branch	4.799999999%	$96,000,000.00	$36,000,000.00
Total	100.00%	$2,000,000,000.00	$750,000,000.00